UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931

(Address of Principal Executive Offices)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 12, 2015, Provectus Biopharmaceuticals, Inc. (the “Company”) issued a press release (the “Financial Results Press Release”) reporting its results of operations and financial condition for the quarter and year ended December 31, 2014. A copy of the Financial Results Press Release is attached hereto as Exhibit 99.1 and incorporated into this Item 2.02 by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 2.02 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 7.01.	Regulation FD Disclosure.

On March 12, 2015, the Company issued a press release (the “Phase 3 Press Release”) announcing that an amended phase 3 protocol for the testing of PV-10, the Company’s novel investigational drug for cancer, for the treatment of melanoma has been submitted to the U.S. Food and Drug Administration. A copy of the Phase 3 Press Release is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

On March 12, 2015, the Company issued a press release (the “PH-10 Press Release”) announcing that it has received U.S. Patent No. 8,974,363 from the United States Patent and Trademark Office. The new patent, entitled “Topical medicaments and methods for photodynamic treatment of disease,” provides detailed protection of the Company’s investigational dermatological drug PH-10. A copy of the PH-10 Press Release is attached hereto as Exhibit 99.3 and incorporated into this Item 7.01 by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.2, Exhibit 99.3 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Financial Results Press Release, dated March 12, 2015

99.2	Phase 3 Press Release, dated March 12, 2015

99.3	PH-10 Press Release, dated March 12, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2015

PROVECTUS BIOPHARMACEUTICALS, INC.
By:	/s/ Peter R. Culpepper
Peter R. Culpepper
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Results Press Release, dated March 12, 2015

99.2	Phase 3 Press Release, dated March 12, 2015

99.3	PH-10 Press Release, dated March 12, 2015